Exhibit 4.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of December 18, 2014

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 28, 2014

THIS AMENDMENT NO. 1 (“Amendment”) is made as of December 18, 2014 (the “Amendment Effective Date”) by and among Quad/Graphics, Inc., as the Borrower (the “Borrower”), the “Lenders” listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement, dated as of April 28, 2014, by and among the Borrower, the financial institutions parties thereto as “Lenders” (the “Lenders”) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows.

1.Amendments to the Credit Agreement. Effective as of the Amendment Effective Date, but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended to (A) delete the definition of “Unrestricted Domestic Cash” and (B) insert alphabetically the following definition:

“Amendment No. 1” means that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of December 18, 2014,

1

Exhibit 4.1

by and among the Borrower, the financial institutions party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means December 18, 2014.

(b)Section 2.17 is hereby amended to insert immediately at the end thereof the following clause (i):

(i)    For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation § 1.1471-2(b)(2)(i).

(c)Section 6.11 of the Credit Agreement is hereby amended in its entirety as follows:

SECTION 6.11    Financial Covenants.

(a)    Maximum Total Leverage Ratio. The Borrower will not permit the ratio (the “Total Leverage Ratio”), determined as of the end of each of its Fiscal Quarters, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of the then most-recently ended four (4) consecutive Fiscal Quarters, all calculated for the Consolidated Financial Covenant Entities on a consolidated basis, to be greater than 3.75 to 1.00.

(b)    Maximum Senior Secured Leverage Ratio. The Borrower will not permit the ratio (the “Senior Secured Leverage Ratio”), determined as of the end of each of its Fiscal Quarters, of (i) Consolidated Senior Secured Indebtedness to (ii) Consolidated EBITDA for the period of the then most-recently ended four (4) consecutive Fiscal Quarters, all calculated for the Consolidated Financial Covenant Entities on a consolidated basis, to be greater than 3.50 to 1.00.

(c)    Minimum Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio, determined as of the end of each of its Fiscal Quarters for the period of the then most-recently ended four (4) consecutive Fiscal Quarters, to be less than 3.50 to 1.00.

(d)    Minimum Consolidated Net Worth. The Borrower will at all times maintain Consolidated Net Worth of not less than U.S. $793,760,000 plus 40% of positive Consolidated Net Income for each Fiscal Year (with no reductions being made for any negative amount in any Fiscal Year) on a cumulative basis, beginning with the Fiscal Year ending December 31, 2014; provided, that no portion of Consolidated Net Income corresponding with a

2

Exhibit 4.1

Consolidated Financial Covenant Entity that is not a Loan Party or a Restricted Subsidiary shall be included in a computation of Minimum Consolidated Net Worth under this Section 6.11(d), other than any amount thereof that is distributed to a Loan Party or Restricted Subsidiary as a result of its ownership of Equity Interests in such other Person, which distributed amount shall be included herein; provided, further, that this Section 6.11(d) shall cease to apply from and after the date on which the Borrower delivers financial statements pursuant to Section 5.01(a) and a compliance certificate pursuant to Section 5.01(c) evidencing compliance with this Section 6.11(d) as of December 31, 2014.

(d)Each reference in the Credit Agreement to “Total Net Leverage Ratio” is hereby amended to “Total Leverage Ratio” and each reference in the Credit Agreement to “Senior Secured Net Leverage Ratio” is hereby amended to “Senior Secured Leverage Ratio”.

(e)Exhibit F to the Credit Agreement is hereby amended in its entirety pursuant to the corresponding Exhibit set forth as Annex I hereto.

2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders required to execute and deliver this Amendment in order to give effect hereto, and the Administrative Agent;

(b)    the Administrative Agent shall have received counterparts of the Consent and Reaffirmation in the form attached hereto as Annex II duly executed by the Loan Party Guarantors and Q/G Holland B.V.;

(c)    the Administrative Agent shall have received a copy of the Fourth Amendment, dated as of November 24, 2014, to the Senior Secured Note Agreement, in form and substance satisfactory to the Administrative Agent and duly executed by the Borrower, and the holders of the Senior Secured Notes; and

(d)    the Administrative Agent shall have received all amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization,

3

Exhibit 4.1

moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.

6.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7.Execution. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

8.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

QUAD/GRAPHICS, INC., as the Borrower

By:	/s/ Jennifer Kent
Name: Jennifer Kent Title: Secretary

Signature Page to
Quad/Graphics Amendement No. 1

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Revolving Lender, Term A Loan Lender, Issuing Bank and Swingline Lender

By:	/s/ Suzanne Ergastolo
Name: Suzanne Ergastolo Title: Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BANK OF AMERICA, N.A.

By:	/s/ Steven K. Kessler
Name: Steven K. Kessler Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mila Yakovlev
Name: Mila Yakovlev Title: Vice President

Signature Page to
Quad/Graphics Amendement No. 1

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Henry Hissrich
Name: Henry Hissrich Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

SUNTRUST BANK

By:	/s/ Vinay Desai
Name: Vinay Desai Title: Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BMO HARRIS BANK N.A.

By:	/s/ Jude M. Carlin
Name: Jude M. Carlin Title: Vice President

Signature Page to
Quad/Graphics Amendement No. 1

FIFTH THIRD BANK

By:	/s/ Gary S. Losey
Name: Gary S. Losey Title: VP - Corporate Banking

Signature Page to
Quad/Graphics Amendement No. 1

TD BANK, N.A.

By:	/s/ Shreya Shah
Name: Shreya Shah Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Mark H. Halldorson
Name: Mark H. Halldorson Title: Director

Signature Page to
Quad/Graphics Amendement No. 1

THE NORTHERN TRUST COMPANY

By:	/s/ Patrick Cowan
Name: Patrick Cowan Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

ASSOCIATED BANK, N.A.

By:	/s/ Brian Cota
Name: Brian Cota Title: Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BARCLAYS BANK PLC

By:	/s/ Christopher R. Lee
Name: Christopher R. Lee Title: Assistant Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Kurt W. Anstaett
Name: Kurt W. Anstaett Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni Title: Authorized Signatory

Signature Page to
Quad/Graphics Amendement No. 1

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Joseph Philbin
Name: Joseph Philbin Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BANK MUTUAL

By:	/s/ Mark Bruss
Name: Mark Bruss Title: Vice President

Signature Page to
Quad/Graphics Amendement No. 1

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Name: Christopher Day Title: Authorized Signatory

By:	/s/ Remy Riester
Name: Remy Riester Title: Authorized Signatory

Signature Page to
Quad/Graphics Amendement No. 1

SANTANDER BANK, N.A. (fomerly Sovereign Bank, N.A.)

By:	/s/ Thomas J. Devitt
Name: Thomas J. Devitt Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

AZB FUNDING

By:	/s/ Hiroshi Matsumoto
Name: Hiroshi Matsumoto Title: Deputy General Manager

Signature Page to
Quad/Graphics Amendement No. 1

AZB FUNDING 4 LIMITED

By:	/s/ Hiroshi Matsumoto
Name: Hiroshi Matsumoto Title: Deputy General Manager

Signature Page to
Quad/Graphics Amendement No. 1

BOKF, NA dba Bank of Oklahoma

By:	/s/ Paul E. Johnson
Name: Paul E. Johnson Title: Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BNPP IP CLO 2014 - II, LLC

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter Title: Portfolio Manager

Signature Page to
Quad/Graphics Amendement No. 1

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-1, LTD.

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

Signature Page to
Quad/Graphics Amendement No. 1

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-2, LTD.

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

Signature Page to
Quad/Graphics Amendement No. 1

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-3, LTD.

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

Signature Page to
Quad/Graphics Amendement No. 1

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-4, LTD.

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

Signature Page to
Quad/Graphics Amendement No. 1

CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-1, LTD.

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

Signature Page to
Quad/Graphics Amendement No. 1

CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-3, LTD.

By:	/s/ Linda Pace
Name: Linda Pace Title: Managing Director

Signature Page to
Quad/Graphics Amendement No. 1

CATAMARAN CLO 2012-1 LTD

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan Title: Authorized Signatory

Signature Page to
Quad/Graphics Amendement No. 1

CATAMARAN CLO 2014-1 LTD

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan Title: Authorized Signatory

Signature Page to
Quad/Graphics Amendement No. 1

JPMORGAN CHASE BANK, N.A. as Term B Loan Lender

By:	/s/ Jennifer A. Thompson
Name: Jennifer A. Thompson Title: Authorized Signatory

Signature Page to
Quad/Graphics Amendement No. 1

OZLM FUNDING, LTD
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank Title: Chief Financial Officer

Signature Page to
Quad/Graphics Amendement No. 1

OZLM FUNDING II, LTD.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank Title: Chief Financial Officer

Signature Page to
Quad/Graphics Amendement No. 1

OZLM FUNDING III, LTD.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank Title: Chief Financial Officer

Signature Page to
Quad/Graphics Amendement No. 1

OZLM VI, LTD.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank Title: Chief Financial Officer

Signature Page to
Quad/Graphics Amendement No. 1

OZLM VII, LTD.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank Title: Chief Financial Officer

Signature Page to
Quad/Graphics Amendement No. 1

OZLM VIII, LTD.
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name: Joel Frank Title: Chief Financial Officer

Signature Page to
Quad/Graphics Amendement No. 1

REGATTA V FUNDING LTD
By: Napier Park Global Capital (US) LP attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Director

Signature Page to
Quad/Graphics Amendement No. 1

REGATTA IV FUNDING LTD
By: Napier Park Global Capital (US) LP attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Director

Signature Page to
Quad/Graphics Amendement No. 1

REGATTA III FUNDING LTD
By: Napier Park Global Capital (US) LP attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Director

Signature Page to
Quad/Graphics Amendement No. 1

REGATTA II FUNDING LP
By: Napier Park Global Capital (US) LP attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon Title: Director

Signature Page to
Quad/Graphics Amendement No. 1

BAPTIST HEALTH SOUTH FLORIDA, INC.
By: Seix Investment Advisors LLC, as Adviser

BLUE CROSS OF IDAHO HEALTH SERVICES, INC.
By: Seix Investment Advisors LLC, as Investment Manager

CITY NATIONAL ROCHDALE FUNDS - FIXED INCOME OPPORTUNITIES FUND
By: Seix Investment Advisors LLC, as Subadviser

RIDGEWORTH FUNDS - SEIX FLOATING RATE HIGH INCOME FUND
By: Seix Investment Advisors LLC, as Subadviser

RIDGEWORTH FUNDS - TOTAL RETURN BOND FUND
By: Seix Investment Advisors LLC, as Subadviser

SEIX MULTI-SECTOR ABSOLUTE RETURN FUND L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

as Lenders

By:	/s/ George Goudelias
Name: George Goudelias Title: Managing Director

Signature Page to
Quad/Graphics Amendement No. 1

ADAMS MILL CLO LTD.
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

AEGIS ELECTRIC AND GAS INTERNATIONAL SERVICES, LTD.
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BROOKSIDE MILL CLO LTD.
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BSA COMMINGLED ENDOWMENT FUND, LP
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

BSA RETIREMENT PLAN FOR EMPLOYEES
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

CHRISTIAN SUPER
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

CREDOS FLOATING RATE FUND L.P.
By: Shenkman Capital Management, Inc., as General Partner

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

HIGHMARK INC. (Shenkman - Bank Loan Account)
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

JEFFERSON MILL CLO, LTD.
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

SHENKMAN FLOATING RATE HIGH INCOME FUND
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

TEXAS PREPAID HIGHER EDUCATION TUITION BOARD
By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

UNISUPER
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

WASHINGTON MILL CLO LTD.
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
Name: Justin Slatky Title: Senior Vice President

Signature Page to
Quad/Graphics Amendement No. 1

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Maria Levy
Name: Maria Levy Title: Vice President

By:	/s/ Edward N. Parkes, IV
Name: Edward N. Parkes, IV Title: Vice President

Signature Page to
Quad/Graphics Amendement No. 1

WELLS FARGO PRINCIPAL LENDING, LLC

By:	/s/ Scott P. Quigley
Name: Scott P. Quigley Title: Managing Director

Signature Page to
Quad/Graphics Amendement No. 1

Annex I

EXHIBIT F

[Attached]

EXHIBIT F

FORM OF COMPLIANCE CERTIFICATE

To:	The Lenders parties to the
Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Credit Agreement dated as of April 28, 2014 (as amended, restated, supplemented or otherwise modified, from time to time, the “Credit Agreement”) among Quad/Graphics, Inc., a Wisconsin corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.    I am the duly elected , a Financial Officer of Quad/Graphics, Inc.;

2.    I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its consolidated Subsidiaries during the accounting period covered by the attached consolidated financial statements and such consolidated financial statements (i) present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, [and] (ii) include financial information for all Consolidated Financial Covenant Entities [and (iii) set forth a condensed consolidating balance sheet and related income statement (including depreciation and amortization) for (A) the Borrower and the Restricted Subsidiaries taken as a whole and (B) the Unrestricted Subsidiaries taken as a whole].

3.    The examinations described in paragraph 2 did not disclose, except as set forth below in detail (along with any action taken or proposed to be taken with respect thereto), and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Credit Agreement which has had a material effect on such financial statements;

4.    I hereby certify that no Loan Party has changed (i) its name, (ii) its place of business (if it has only one) or its chief executive office (if it has more than one place of business), (iii) the type of entity it is or (iv) its state of incorporation or organization without having given the Administrative Agent the notice required by Section 4.1.7 of the Pledge and Security Agreement;

EXHIBIT F

5.    Schedules I(A) and I(B) attached hereto set forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are true, complete and correct; and

6.    Schedule II(A) attached hereto sets forth the Material Domestic Subsidiaries (including those Subsidiaries designated by the Borrower as Material Domestic Subsidiaries, and constituting Loan Party Guarantors), as of ___________, _____. During the four Fiscal Quarter period ended as of such date, the aggregate amount of that portion of Consolidated EBITDA of all Domestic Subsidiaries that are Restricted Subsidiaries but are not Material Domestic Subsidiaries was equal to or less than 10% of Consolidated EBITDA. As of such date, the aggregate amount of that portion of Consolidated Total Assets of all Domestic Subsidiaries that are Restricted Subsidiaries but are not Material Domestic Subsidiaries was equal to or less than 10% of Consolidated Total Assets. The following Subsidiaries set forth on Schedule II(A) have not been specified as Material Domestic Subsidiaries on a previous Compliance Certificate:

__________________________________________
__________________________________________

7.    Schedule II(B) attached hereto sets forth the Material Foreign Subsidiaries (including those Subsidiaries designated by the Borrower as Material Foreign Subsidiaries, and which Subsidiaries’ Equity Interests are pledged to the Administrative Agent to the extent required by the Credit Agreement), as of ___________, _____. During the four Fiscal Quarter period ended as of such date, the aggregate amount of that portion of Consolidated EBITDA of all Foreign Subsidiaries that are Restricted Subsidiaries but are not Material Foreign Subsidiaries was equal to or less than 15% of Consolidated EBITDA. As of such date, the aggregate amount of that portion of Consolidated Total Assets of all Foreign Subsidiaries that are Restricted Subsidiaries but are not Material Foreign Subsidiaries was equal to or less than 15% of Consolidated Total Assets. The following Subsidiaries set forth on Schedule II(B) are First Tier Foreign Subsidiaries that have not been specified as Material Foreign Subsidiaries on a previous Compliance Certificate:

__________________________________________

__________________________________________

EXHIBIT F

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of , .

QUAD/GRAPHICS, INC.

By:____________________________
Name:_________________________
Title:__________________________

EXHIBIT F

SCHEDULE I TO COMPLIANCE CERTIFICATE

Compliance as of __________, _____

with certain provisions of the Credit Agreement

The computations set forth in this Schedule I are designed to facilitate the calculation of financial covenants and certain other provisions in the Credit Agreement relating to the information set forth in the Company’s consolidated financial statements delivered with this Certificate. The use of abbreviated terminology and/or descriptions in the computations below are not in any way intended to override or eliminate the more detailed descriptions for such computations set forth in the relevant provisions of the Credit Agreement, all of which shall be deemed to control. In addition, the failure to identify any specific provisions or terms of the Credit Agreement in this Schedule I does not in any way affect their applicability during the periods covered by such financial statements or otherwise, which shall in all cases be governed by the Credit Agreement. For purposes of this Schedule I, the “Measurement Quarter” shall be the fiscal quarter of the Company ending on the date set forth above. As set forth in the Credit Agreement, calculations pursuant to Section I of this Certificate shall be based on the Consolidated Financial Covenant Entities.

I.	FINANCIAL COVENANTS

A.	CONSOLIDATED EBITDA (for the four consecutive Fiscal Quarters ending as of the end of the Measurement Quarter (the “Reference Period”) (See Schedule I(B))	$_____________

B.	MAXIMUM TOTAL LEVERAGE RATIO (Section 6.11(a))

1.	Consolidated Total Indebtedness (as of the end of the Measurement Quarter)

a.
aggregate principal amount of all Indebtedness of the Consolidated Financial Covenant Entities (including all Attributable Receivables Indebtedness but excluding Pension and Post-Employment Benefits Amounts)
$_____________

b.	plus aggregate amount of Indebtedness of the Consolidated Financial Covenant Entities relating to the maximum drawing amount of all letters of credit outstanding and to all bankers’ acceptances	+	$_____________

EXHIBIT F

c.	plus all Indebtedness described in 1(a) and 1(b) of another Person guaranteed by the Consolidated Financial Covenant Entities	+	$_____________

d.	Consolidated Total Indebtedness	=	$_____________

2.	Total	=	$_____________

3.	Consolidated EBITDA (for the Reference Period) (from Item 1.A)	$_____________

4.	Total Leverage Ratio (Ratio of Item I.B.2 to Item I.B.3)	____ to 1.00

5.	Maximum Total Leverage Ratio	3.75 to 1.00

The Total Leverage Ratio in Item I.B.4 shall not exceed the Maximum Total Leverage Ratio in Item I.B.5.

6.	In compliance?	Yes/No

C.	MAXIMUM SENIOR SECURED LEVERAGE RATIO (Section 6.11(b))

1.	Consolidated Senior Secured Indebtedness (as of the end of the Measurement Quarter)

a.
the aggregate principal amount of Consolidated Total Indebtedness (Item I.B.1.d) that (x) is secured by a Lien on any property of the Consolidated Financial Covenant Entities and (y) is not Subordinated Indebtedness
$_____________

2.	Total	=	$_____________

3.	Consolidated EBITDA (for the Reference Period) (from Item I.A)	$_____________

EXHIBIT F

4.	Senior Secured Leverage Ratio (Ratio of Item I.C.2 to Item I.C.3)	____ to 1.00

5.	Maximum Senior Secured Total Leverage Ratio	3.50 to 1.00

The Senior Secured Leverage Ratio in Item I.C.4 shall not exceed the Maximum Senior Secured Total Leverage Ratio in Item I.C.5.

6.	In compliance?	Yes/No

D.	MINIMUM INTEREST COVERAGE RATIO (Section 6.11(c))

1.	Consolidated EBITDA (From Item I.A above)	=	$_____________

2.	Cash Consolidated Interest Expense (for the four consecutive fiscal quarters ending as of the end of the Measurement Quarter)	=	$_____________

3.	Interest Coverage Ratio (Ratio of Item I.D.1 to Item I.D.2)	____ to 1.00

4.	Minimum Interest Coverage Ratio	3.50 to 1.00

The Interest Coverage Ratio in Item I.D.3 shall not be less than the Minimum Interest Coverage Ratio in Item I.D.4.

5.	In compliance?	Yes/No

E.	MINIMUM CONSOLIDATED NET WORTH (Section 6.11(d))[1]

1.	Consolidated Net Worth (as of the end of the Measurement Quarter)	$_____________

EXHIBIT F

2.	Minimum Consolidated Net Worth (as of the end of the Measurement Quarter)

a.	Base	$793,760,000

b.	plus 40% of positive Consolidated Net Income for each Fiscal Year on a cumulative basis, commencing with the Fiscal Year ending December 31, 2014	+	$_____________

c.	Minimum Consolidated Net Worth	=	$_____________

3.	The Consolidated Net Worth in Item I.E.1.b shall not be less than Minimum Consolidated Net Worth in Item I.E.2.c.

4.	In compliance?	Yes/No

______________________________
1 No portion of Consolidated Net Income corresponding with a Consolidated Financial Covenant Entity that is not a Loan Party or a Restricted Subsidiary thereof shall be included in a computation of minimum Consolidated Net Worth in either Item I.E.1 or Item I.E.2.b, other than any amount thereof that is distributed to a Loan Party or Restricted Subsidiary as a result of its ownership of Equity Interests in such other Person, which distributed amount shall be included therein. Item I.E shall cease to apply from and after the date on which the Borrower delivers financial statements pursuant to Section 5.01(a) and a compliance certificate pursuant to Section 5.01(c) evidencing compliance with this Section 6.11(d) of the Credit Agreement as of December 31, 2014.

EXHIBIT F

SCHEDULE I(B)

Consolidated EBITDA Worksheet

See attached.

EXHIBIT F

SCHEDULE II(A) TO COMPLIANCE CERTIFICATE

Material Domestic Subsidiaries

EXHIBIT F

SCHEDULE II(B) TO COMPLIANCE CERTIFICATE

Material Foreign Subsidiaries

EXHIBIT F

Annex II
FORM OF CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of April 28, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Quad/Graphics, Inc., as the Borrower (the “Borrower”), the financial institutions parties thereto as “Lenders” (the “Lenders”) and JPMorgan Chase Bank, N.A., as the Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of December 18, 2014 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Party Guaranty, the Dutch Share Pledge, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such Loan Party Guaranty, Dutch Share Pledge, Security Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
Dated: December 18, 2014
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Reaffirmation to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHILD DAY CARE AND LEARNING
SERVICES, LLC,
QUAD CLAIMS, LLC,
QUAD/GRAPHICS CANADA, LLC,
QUAD/MED, LLC,
DUPLAINVILLE TRANSPORT, INC.,
QUAD/AIR, LLC,
QUAD/GREENFIELD, LLC,
CHEMICAL RESEARCH/TECHNOLOGY
CO.,
QUAD/GRAPHICS COMMERCIAL &
SPECIALTY LLC,
QUAD/TECH, INC.,
PROTEUS PACKAGING CORPORATION,
TRANSPAK CORPORATION,
QUAD MARKETING HOLDING CORP.,
QUAD/GRAPHICS MARKETING, LLC,
QUAD REDTAG, LLC,
QUAD TRANSPORTATION SERVICES,
LLC,
QUAD/MED MANAGEMENT, LLC,
QUADSYSTEMS, LLC,
TEMPT, LLC,
GRAPHIC IMAGING TECHNOLOGY, LLC,
WORLD COLOR CAPITAL II, LLC,
OPENFIRST, LLC,
NEW ELECTRONIC PRINTING SYSTEMS,
LLC,
NEW DIVERSIFIED MAILING SERVICES,
LLC,
QUAD/GRAPHICS HOLDING COMPANY,
QUAD/GRAPHICS PRINTING CORP.,
QG, LLC,
QG PRINTING CORP.,
QUAD/GRAPHICS KINGSPORT LLC,
QUAD LOGISTICS SERVICES, LLC,
QUAD/ARGENTINA, INC.,
QUAD/BRAZIL, INC.,
QUAD/TECH EUROPE, INC.,

Signature Page to Consent and Reaffirmation

WORLD COLOR MT. MORRIS II, LLC,
WORLD COLOR MEMPHIS II CORP.,
WORLD COLOR WCZ, LLC,
WORLD COLOR NORTHEAST GRAPHICS
CORP.,
WORLD COLOR II, LLC,
QUAD/GRAPHICS PROCUREMENT LLC,
QUAD/CREATIVE, LLC,
UNIGRAPHIC, INC.,
QG PRINTING II CORP.,
WORLD COLOR HALLIDAY CORP. and
WORLD COLOR LANMAN CORP.
Q/G HOLLAND B.V.

By: __________________________________
Name:
Title:

Signature Page to Consent and Reaffirmation